Note 19 - Recapitalization Involving a Public Shell (Tables)	12 Months Ended
Dec. 31, 2017
Notes Tables
Schedule of Qualifying Transaction [Text Block]
	CDN	USD
Issuance of 1,900,000 Zomedica Pharmaceuticals Corp. shares	$475,000	$373,207
Issuance of 80,000 options	2,737	2,058
Total issuance	$477,737	$375,265

Cash	$138,687	$108,966
Prepaid fees	94,778	74,467
Accounts payable and accrued liabilities	(102,485)	(80,522)
Excess of purchase price over net asset value	346,757	272,354
	$477,737	$375,265